UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

IAC Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! IAC INC. 555 WEST 18TH STREET NEW YORK, NY 10011 IAC INC. 2024 Annual Meeting Vote by June 10, 2024 11:59 PM ET You invested in IAC INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 11, 2024. Vote Virtually at the Meeting* June 11, 2024 9:30 a.m. ET Virtually at: www.virtualshareholdermeeting.com/IAC2024 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V2.0 For complete information and to vote, visit www.ProxyVote.com Control # V44144-P11657 Get informed before you vote View the Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Chelsea Clinton	For
1b.	Barry Diller	For
1c.	Michael D. Eisner	For
1d.	Bonnie S. Hammer	For
1e.	Victor A. Kaufman	For
1f.	Joseph Levin	For
1g.	Bryan Lourd*	For
1h.	David Rosenblatt	For
1i.	Maria Seferian	For
1j.	Alan G. Spoon*	For
1k.	Alexander von Furstenberg	For
1l.	Richard F. Zannino*	For
2.	To approve an amendment to the Company's Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.	For
3.	To approve a non-binding advisory vote on IAC's 2023 executive compensation.	For
4.	To ratify the appointment of Ernst & Young LLP as IAC's independent registered public accounting firm for the 2024 fiscal year.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

*To be voted upon by the holders of Common Stock voting as a separate class.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V44145-P11657

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V2.0 For complete information and to vote, visit www.ProxyVote.com Control # V44146-P11657 IAC INC. 555 WEST 18TH STREET NEW YORK, NY 10011 IAC INC. 2024 Annual Meeting Vote by June 10, 2024 11:59 PM ET You invested in IAC INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 11, 2024. Vote Virtually at the Meeting* June 11, 2024 9:30 a.m. ET Virtually at: www.virtualshareholdermeeting.com/IAC2024 Get informed before you vote View the Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V44147-P11657 Voting Items Board Recommends 1. Election of Directors Nominees: 1a. Chelsea Clinton For 1b. Barry Diller For 1c. Michael D. Eisner For 1d. Bonnie S. Hammer For 1e. Victor A. Kaufman For 1f. Joseph Levin For 1g. David Rosenblatt For 1h. Maria Seferian For 1i. Alexander von Furstenberg For 2. To approve an amendment to the Company’s Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation. For 3. To approve a non-binding advisory vote on IAC’s 2023 executive compensation. For 4. To ratify the appointment of Ernst & Young LLP as IAC’s independent registered public accounting firm for the 2024 fiscal year. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.